FOR IMMEDIATE RELEASE

Contact:	Emily Deissler/Benjamin Spicehandler/Spencer Waybright
Sard Verbinnen & Co
212-687-8080
Jonathan Doorley/Conrad Harrington
Sard Verbinnen & Co - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000
VECTOR GROUP REPORTS FIRST QUARTER 2016 FINANCIAL RESULTS

MIAMI, FL, April 28, 2016 - Vector Group Ltd. (NYSE:VGR) today announced financial results for the three months ended March 31, 2016.

GAAP Financial Results

First quarter 2016 revenues were $380.8 million, compared to revenues of $360.8 million in the first quarter of 2015. The Company recorded operating income of $62.2 million in the first quarter of 2016, compared to operating income of $43.7 million in the first quarter of 2015. Net income attributed to Vector Group Ltd. for the 2016 first quarter was $19.3 million, or $0.16 per diluted common share, compared to net income of $21.2 million, or $0.18 per diluted common share, in the 2015 first quarter.

Non-GAAP Financial Measures

Non-GAAP financial measures also include adjustments for purchase accounting associated with the Company's acquisition of its additional 20.59% interest in Douglas Elliman Realty, LLC in December 2013, litigation settlement and judgment expenses in the Tobacco segment, settlements of long-standing disputes related to the Master Settlement Agreement in the Tobacco segment, restructuring and pension settlement expense in the Tobacco segment, stock-based compensation expense (for purposes of Pro-forma Adjusted EBITDA only) and non-cash interest items associated with the Company's convertible debt. Reconciliations of non-GAAP financial results to the comparable GAAP financial results for the three months ended March 31, 2016 and 2015 are included in Tables 2 through 10.

Three months ended March 31, 2016 compared to the three months ended March 31, 2015
First quarter 2016 Pro-forma Adjusted Revenues (as described in Table 2 attached hereto) were $380.8 million compared to $361.2 million in 2015. The increase was primarily due to an increase in Pro-forma Adjusted Revenues in the Real Estate segment of $27.0 million offset by declines in the Company's Tobacco and E-cigarette segments.
Pro-forma Adjusted EBITDA attributed to Vector Group (as described below and in Table 3 attached hereto) were $69.6 million for the first quarter of 2016 as compared to $51.3 million for the first quarter of 2015. The increase in Pro-forma Adjusted EBITDA attributed to Vector Group for the three months ended March 31, 2016 was primarily attributable to higher profits in the Tobacco and Real Estate segments.
Pro-forma Adjusted Net Income (as described below and in Table 4 attached hereto) was $18.1 million or $0.15 per diluted share for the three months ended March 31, 2016 and $22.1 million or $0.18 per diluted share for the three months ended March 31, 2015.
Pro-forma Adjusted Operating Income (as described below and in Table 5 attached hereto) was $65.2 million for the three months ended March 31, 2016 and $46.3 million for the three months ended March 31, 2015.

Tobacco Segment Financial Results
For the first quarter 2016, the Tobacco segment had revenues of $221.0 million, compared to $228.1 million for the first quarter 2015. The decline in revenues was primarily due to a 7.1% decline in unit sales volume partially offset by favorable net pricing variances. For the three months ended March 31, 2016, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 1.80 billion units compared to 1.93 billion units for the three months ended March 31, 2015.
Liggett's retail market share remained stable at 3.4% during the three months ended March 31, 2016. Compared to the first quarter 2015, Liggett's retail shipments declined by 0.6% while the overall industry's retail shipments declined by 1.1% , according to data from Management Science Associates, Inc.
Tobacco Adjusted Operating Income (described below and included in Table 6 attached hereto) for the first quarter 2016 and 2015 was $63.9 million and $50.5 million, respectively.
Real Estate Segment Financial Results
For the first quarter 2016, the Real Estate segment had Pro-forma Adjusted Revenues of $159.7 million, compared to $132.7 million for the first quarter 2015. The increase in revenues was primarily due to an increase in commissions and other brokerage income at Douglas Elliman. For the first quarter 2016, Real Estate Pro-forma Adjusted EBITDA attributed to the Company were $7.5 million, compared to $4.3 million for the first quarter 2015.
Douglas Elliman's results are included in Vector Group Ltd.'s Real Estate segment. Douglas Elliman's Pro-Forma Adjusted Revenues for the first quarter 2016 were $157.6 million, compared to $130.2 million for the first quarter 2015.
For the first quarter 2016, Douglas Elliman's Pro-forma Adjusted EBITDA were $9.1 million ($6.4 million attributed to the Company), compared to $3.7 million ($2.6 million attributed to the Company) for the first quarter 2015.
For the first quarter ended March 31, 2016, Douglas Elliman achieved closed sales of approximately $5.7 billion, compared to $4.1 billion for the three months ended March 31, 2015.

E-cigarettes Segment Financial Results
For the first quarter, the E-cigarette segment had a loss of Pro-forma Adjusted EBITDA of $0.2 million compared to Pro-forma Adjusted Revenues of $0.4 million and a loss of Pro-forma Adjusted EBITDA of $3.2 million for the first quarter 2015.

Retrospective Adjustment to Previously Reported Results

Amounts previously reported for the three months ended March 31, 2015 have been adjusted, as required by Generally Accepted Accounting Principles, to retroactively apply the equity method of accounting for two investments (Ladenburg Thalmann Financial Services Inc. and Castle Brands, Inc.) since the inception of each investment.  Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as well as the Company’s Current Report on Form 8-K, dated April 1, 2016, for additional information.

Non-GAAP Financial Measures
Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, Pro-forma Adjusted Operating Income, Tobacco Adjusted Operating Income, New Valley LLC Pro-forma Adjusted Revenues, New Valley LLC Pro-forma Adjusted EBITDA, Douglas Elliman Realty, LLC Adjusted Revenues, and Douglas Elliman Realty, LLC Adjusted EBITDA (hereafter referred to as "the Non-GAAP Financial Measures") are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company's business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company's business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company's measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 through 10 is information relating to the Company's the Non-GAAP Financial Measures for the three months ended March 31, 2016 and 2015.

Conference Call to Discuss First Quarter 2016 Results

As previously announced, the Company will host a conference call and webcast on Thursday, April 28, 2016 at 4:30 PM. (ET) to discuss first quarter 2016 results. Investors can access the call by dialing 800-859-8150 and entering 28922062 as the conference ID number. The call will also be available via live webcast atwww.investorcalendar.com. Webcast participants should allot extra time to register before the webcast begins.

A replay of the call will be available shortly after the call ends on April 28, 2016 through May 12, 2016. To access the replay, dial 877-656-8905 and enter 28922062 as the conference ID number. The archived webcast will also be available at www.investorcalendar.com for one year.

Vector Group is a holding company that indirectly owns Liggett Group LLC, Vector Tobacco Inc. and Zoom E-Cigs LLC and directly owns New Valley LLC, which owns a controlling interest in Douglas Elliman Realty, LLC. Additional information concerning the company is available on the Company's website, www.VectorGroupLtd.com.

[Financial Tables Follow]

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	March 31,
	2016	2015
	(Unaudited)
Revenues
Tobacco*	$221,015	$228,085
Real estate	159,747	132,256
E-Cigarettes	38	419
Total revenues	380,800	360,760

Expenses:
Cost of sales:
Tobacco*	136,738	157,030
Real estate	99,678	84,358
E-Cigarettes	6	630
Total cost of sales	236,422	242,018

Operating, selling, administrative and general expenses	79,828	74,181
Litigation, settlement and judgment expense	2,350	843
Restructuring charges	41	—
Operating income	62,159	43,718

Other income (expenses):
Interest expense	(30,720)	(31,746)
Change in fair value of derivatives embedded within convertible debt	9,694	6,460
Equity in (losses) earnings from real estate ventures	(507)	338
Equity in (losses) earnings from investments	(1,671)	612
Gain on sale of investment securities available for sale	567	13,029
Impairment of investment securities available for sale	(4,813)	—
Other, net	1,047	1,937
Income before provision for income taxes	35,756	34,348
Income tax expense	14,363	12,867

Net income	21,393	21,481

Net income attributed to non-controlling interest	(2,055)	(260)

Net income attributed to Vector Group Ltd.	$19,338	$21,221

Per basic common share:

Net income applicable to common shares attributed to Vector Group Ltd.	$0.16	$0.18

Per diluted common share:

Net income applicable to common shares attributed to Vector Group Ltd.	$0.16	$0.18

Cash distributions declared per share	$0.40	$0.38

* Revenues and Cost of goods sold include excise taxes of $90,846 and $97,359, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED REVENUES
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2016	2016	2015

Revenues	$1,677,237	$380,800	$360,760

Purchase accounting adjustments (a)	1,444	—	481
Total adjustments	1,444	—	481

Pro-forma Adjusted Revenues (b)	$1,678,681	$380,800	$361,241

Pro-forma Adjusted Revenues by Segment
Tobacco (b)	$1,010,691	$221,015	$228,085
E-cigarettes	(2,351)	38	419
Real Estate (c)	670,341	159,747	132,737
Corporate and Other	—	—	—
Total (b)	$1,678,681	$380,800	$361,241

a.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

b.	Includes excise taxes of $433,134 for the last twelve months ended March 31, 2016 and $90,846 and $97,359 for the three months ended March 31, 2016 and 2015, respectively.

c.
Includes Pro-forma Adjusted Revenues from Douglas Elliman Realty, LLC of $664,356 for the last twelve months ended March 31, 2016 and $157,584 and $130,228 for the three months ended March 31, 2016 and 2015, respectively.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2016	2016	2015

Net income attributed to Vector Group Ltd.	$57,403	$19,338	$21,221
Interest expense	119,665	30,720	31,746
Income tax expense	42,785	14,363	12,867
Net income attributed to non-controlling interest	9,069	2,055	260
Depreciation and amortization	24,537	5,164	6,281
EBITDA	$253,459	$71,640	$72,375
Change in fair value of derivatives embedded within convertible debt (a)	(27,689)	(9,694)	(6,460)
Equity in losses (earnings) from investments (b)	4,964	1,671	(612)
Loss (gain) on sale of investment securities available for sale	1,324	(567)	(13,029)
Impairment of investment securities available for sale	17,659	4,813	—
Equity in (earnings) losses from real estate ventures (c)	(1,300)	507	(338)
Pension settlement charge	1,607	—	—
Stock-based compensation expense (d)	6,763	2,307	1,164
Litigation settlement and judgment expense (e)	21,579	2,350	843
Impact of MSA settlement (f)	(4,364)	—	—
Restructuring charges	7,298	41	—
Purchase accounting adjustments (g)	1,303	200	332
Other, net	(5,519)	(1,047)	(1,937)
Pro-forma Adjusted EBITDA	$277,084	$72,221	$52,338
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(12,822)	(2,639)	(1,084)
Pro-forma Adjusted EBITDA attributed to Vector Group Ltd.	$264,262	$69,582	$51,254

Pro-forma Adjusted EBITDA by Segment
Tobacco	$258,237	$66,335	$53,472
E-cigarettes	(10,066)	(193)	(3,164)
Real Estate (h)	42,876	10,156	5,391
Corporate and Other	(13,963)	(4,077)	(3,361)
Total	$277,084	$72,221	$52,338

Pro-forma Adjusted EBITDA Attributed to Vector Group by Segment
Tobacco	$258,237	$66,335	$53,472
E-cigarettes	(10,066)	(193)	(3,164)
Real Estate (i)	30,054	7,517	4,307
Corporate and Other	(13,963)	(4,077)	(3,361)
Total	$264,262	$69,582	$51,254

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents equity in (earnings) losses recognized from investments that the Company accounts for under the equity method.

c.	Represents equity in (earnings) losses recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

f.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

h.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC of $41,119 for the last twelve months ended March 31, 2016 and $9,064 and $3,685 for the three months ended March 31, 2016 and 2015, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

i.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest of $29,026 for the last twelve months ended March 31, 2016 and $6,398 and $2,601 for the three months ended March 31, 2016 and 2015, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for non-controlling interest.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	March 31,
	2016	2015

Net income attributed to Vector Group Ltd.	$19,338	$21,221

Change in fair value of derivatives embedded within convertible debt	(9,694)	(6,460)
Non-cash amortization of debt discount on convertible debt	8,286	5,943
Litigation settlement and judgment expense (a)	2,350	843
Interest expense capitalized to real estate ventures	(3,520)	—
Restructuring charges	41	—
Douglas Elliman Realty, LLC purchase accounting adjustments (b)	476	1,251
Total adjustments	(2,061)	1,577

Tax expense related to adjustments	858	(652)

Pro-forma Adjusted Net Income attributed to Vector Group Ltd.	$18,135	$22,146

Per diluted common share:

Pro-forma Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.15	$0.18

a. Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.
Represents 70.59% of purchase accounting adjustments in the periods presented for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2016	2016	2015

Operating income	$218,361	$62,159	$43,718

Litigation settlement and judgment expense (a)	21,579	2,350	843
Pension settlement charge	1,607	—	—
Restructuring expense	7,298	41	—
Impact of MSA settlement (b)	(4,364)	—	—
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	6,415	674	1,772
Total adjustments	32,535	3,065	2,615

Pro-forma Adjusted Operating Income (d)	$250,896	$65,224	$46,333

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d.	Does not include a reduction for 29.41% non-controlling interest in Douglas Elliman Realty, LLC.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2016	2016	2015

Operating income from tobacco segment	$221,206	$61,483	$49,670

Litigation settlement and judgment expense (a)	21,579	2,350	843
Pension settlement charge	1,607	—	—
Restructuring expense	7,298	41	—
Impact of MSA settlement (b)	(4,364)	—	—
Total adjustments	26,120	2,391	843

Tobacco Adjusted Operating Income	$247,326	$63,874	$50,513

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

TABLE 7
VECTOR GROUP LTD. AND SUBSIDIARIES
ANALYSIS OF NEW VALLEY LLC PRO-FORMA ADJUSTED REVENUES
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2016	2016	2015

New Valley LLC revenues	$668,897	$159,747	$132,256

Purchase accounting adjustments (a)	1,444	—	481
Total adjustments	1,444	—	481

New Valley LLC Pro-forma Adjusted Revenues (b)	$670,341	$159,747	$132,737

a.	Amounts represent purchase accounting adjustments recorded in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC., which occurred in 2013.

b.
Includes Pro-forma Adjusted Revenues from Douglas Elliman Realty, LLC of $664,356 for the last twelve months ended March 31, 2016 and $157,584 and $130,228 for the three months ended March 31, 2016 and 2015, respectively.

TABLE 8
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF NEW VALLEY LLC PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2016	2016	2015

Net income attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$13,261	$3,043	$1,450
Interest expense (a)	9	3	1
Income tax expense (a)	10,005	2,423	1,308
Net income attributed to non-controlling interest (a)	9,069	2,055	260
Depreciation and amortization	11,963	2,282	2,908
EBITDA	$44,307	$9,806	$5,927
Income from non-guarantors other than New Valley	109	34	16
Equity in (earnings) losses from real estate ventures (b)	(1,156)	507	(338)
Purchase accounting adjustments (c)	1,303	200	332
Other, net	(1,612)	(410)	(552)
Pro-forma Adjusted EBITDA	$42,951	$10,137	$5,385
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(12,822)	(2,639)	(1,084)
Pro-forma Adjusted EBITDA attributed to New Valley LLC	$30,129	$7,498	$4,301

Pro-forma Adjusted EBITDA by Segment
Real Estate (d)	$42,876	$10,156	$5,391
Corporate and Other	75	(19)	(6)
Total (f)	$42,951	$10,137	$5,385

Pro-forma Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (e)	$30,054	$7,517	$4,307
Corporate and Other	75	(19)	(6)
Total (f)	$30,129	$7,498	$4,301

a.
Amounts are derived from Vector Group Ltd.'s Consolidated Financial Statements. See Note entitled "Vector Group Ltd.'s Condensed Consolidating Financial Information" contained in Vector Group Ltd.'s Form 10-K and Form 10-Q for the year ended December 31, 2015 and the quarterly period ended March 31, 2016.

b.	Represents equity in (earnings) losses recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

c.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC of $41,119 for the last twelve months ended March 31, 2016 and $9,064 and $3,685 for the three months ended March 31, 2016 and 2015, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

e.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest of $29,026 for the last twelve months ended March 31, 2016 and $6,398 and $2,601 for the three months ended March 31, 2016 and 2015, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for non-controlling interest.

f.
New Valley's Pro-forma Adjusted EBITDA does not include an allocation of Vector Group Ltd.'s "Corporate and Other" segment's expenses (for purposes of computing Pro-Forma Adjusted EBITDA contained in Table 3 of this press release) of $13,963 for the last twelve months ended March 31, 2016 and $4,077 and $3,361, for the three months ended March 31, 2016 and 2015, respectively.

TABLE 9
VECTOR GROUP LTD. AND SUBSIDIARIES
ANALYSIS OF DOUGLAS ELLIMAN REALTY, LLC PRO-FORMA ADJUSTED REVENUES
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2016	2016	2015

Douglas Elliman Realty, LLC revenues	$662,912	$157,584	$129,747

Purchase accounting adjustments (a)	1,444	—	481
Total adjustments	1,444	—	481

Douglas Elliman Realty, LLC Pro-forma Adjusted Revenues	$664,356	$157,584	$130,228

a.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

TABLE 10
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF DOUGLAS ELLIMAN REALTY, LLC PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2016	2016	2015

Net income attributed to Douglas Elliman Realty, LLC	$28,355	$7,077	$885
Interest expense	3	—	1
Income tax expense	836	248	243
Depreciation and amortization	11,694	2,200	2,849
Douglas Elliman Realty, LLC EBITDA	$40,888	$9,525	$3,978
Equity income from real estate ventures (a)	(955)	(603)	(593)
Purchase accounting adjustments (b)	1,303	200	332
Other, net	(117)	(58)	(32)
Douglas Elliman Realty, LLC Pro-forma Adjusted EBITDA	$41,119	$9,064	$3,685

a.	Represents equity income recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

b.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.